                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Natural Wonders, Inc., a Delaware Corporation                CASE NO.            00-46943
                                                                                    -----------------

       Debtor and Debtor-in-Possession                              CHAPTER 11
       (Jointly administered for Procedural Purposes with the Case  MONTHLY OPERATING REPORT
       of its Subsidiary, World of Science, Inc. # 00-46944)        (GENERAL BUSINESS CASE)

-----------------------------------------------------------

                                               SUMMARY OF FINANCIAL STATUS

       MONTH ENDED        Apr-01      4 w/e 5/5/01         PETITION DATE:            12/17/00
                         ----------                                              -----------------

1.     Debtor in possession (or trustee) hereby submits this Monthly Operating
       Report on the Accrual Basis of accounting (or if checked here                ___
       the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
       Dollars reported in $1,000

2.     ASSET AND LIABILITY                                  END OF CURRENT        END OF PRIOR            AS OF PETITION
       STRUCTURE                                                MONTH                 MONTH                   FILING
                                                                -----                 -----                   ------
       a.  Current Assets                                           $33,784               $37,400
                                                           -----------------     -----------------
       b.  Total Assets                                             $75,434               $78,418                  $88,603
                                                           -----------------     -----------------       ------------------
       c.  Current Liabilities                                       $1,424                $2,274
                                                           -----------------     -----------------
       d.  Total Liabilities                                        $56,161               $57,381                  $78,067
                                                           -----------------     -----------------       ------------------
                                                                                                             CUMULATIVE
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH  CURRENT MONTH          PRIOR MONTH             (CASE TO DATE)
                                                             -------------          -----------             --------------
       a.  Total Receipts                                           $15,049               $24,894                 $101,599
                                                           -----------------     -----------------       ------------------
       b.  Total Disbursements                                       $6,856               $16,958                  $82,876
                                                           -----------------     -----------------       ------------------
       c.  Excess (Deficiency) of Receipts Over
           Disbursements (a - b)                                     $8,193                $7,936                  $18,723
                                                           -----------------     -----------------       ------------------
       d.  Cash Balance Beginning of Month                          $10,930                $2,994                     $400
                                                           -----------------     -----------------       ------------------
       e.  Cash Balance End of Month (c + d)
           (before in transit)                                      $19,123               $10,930                  $19,123
                                                           -----------------     -----------------       ------------------
                                                                                                              CUMULATIVE
                                                             CURRENT MONTH          PRIOR MONTH             (CASE TO DATE)
                                                             -------------          -----------             --------------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS              ($1,764)              ($1,149)                 ($2,406)
                                                           -----------------     -----------------       ------------------
5.     ACCOUNT RECEIVABLES (PRE AND POST PETITION)                    $168                  $150
                                                           -----------------     -----------------
6.     POST-PETITION LIABILITIES                                    $1,424                $2,274
                                                           -----------------     -----------------
7.     PAST DUE POST-PETITION ACCOUNT PAYABLES
       (OVER 30 DAYS)                                                   $0                    $0
                                                           -----------------     -----------------

AT THE END OF THIS REPORTING MONTH:                                                    YES                      NO
                                                                                       ---                      --
8.     Have any payments been made on pre-petition debt, other than                    YES
       payments in the normal course to secured creditors or                     -----------------       ------------------
       lessors? (if yes, attach listing including date of
       payment, amount of payment and name of payee)
9.     Have any payments been made to professionals?  (if yes, attach                  YES
       listing including date of payment, amount of payment and name of payee)   -----------------       ------------------
10.    If the answer is yes to 8 or 9, were all such payments approved by              YES
       the court?                                                                -----------------       ------------------
11.    Have any payments been made to officers, insiders, shareholders,                YES
       relatives?  (if yes, attach listing including date of payment,            -----------------       ------------------
       amount and reason for payment, and name of payee)                         -----------------
12.    Is the estate insured for replacement cost of assets and for                    YES
       general liability?                                                        -----------------
13.    Are a plan and disclosure statement on file?                                    YES
                                                                                 -----------------       ------------------
14.    Was there any post-petition borrowing during this reporting period?                                      NO
                                                                                 -----------------       ------------------
15.    Check if paid: Post-petition taxes    X ;     U.S. Trustee Quarterly Fees    X ;
                                            ---                                    ---
       Check if filing is current for: Post-petition tax reporting and tax returns: X .
                                                                                   ---
       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
       Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:   5/23/2001 0:00
      ------------------                                  ----------------------------------------------------------------
                                                          Responsible Individual
                                                          Peter Hanelt

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        For the Period   April 8 to May 5, 2001
                                         ----------------------

                 CURRENT MONTH                                                             PERIOD 12/18/00  TO 5/5/01
-------------------------------------------------                                                 CUMULATIVE        NEXT MONTH
    ACTUAL          FORECAST         VARIANCE                                                    (CASE TO DATE)      FORECAST
    ------          --------         --------                                                    --------------      --------
                                                      REVENUES:
        $13,264                          $13,264    1   Gross Sales                                     $93,378
----------------  --------------   --------------                                              -----------------  --------------
           $119                           ($119)    2   less: Sales Returns & Allowances                 $8,901
----------------  --------------   --------------                                              -----------------  --------------
        $13,145         $12,128           $1,017    3   Net Sales                                       $84,477          $7,474
----------------  --------------   --------------                                              -----------------  --------------
         $8,789         $10,152           $1,363    4   less: Cost of Goods Sold (Schedule 'B')         $47,377          $6,220
----------------  --------------   --------------                                              -----------------  --------------
         $4,356          $1,976           $2,380    5   Gross Profit                                    $37,100          $1,254
----------------  --------------   --------------                                              -----------------  --------------
                             $0               $0    6   Interest
----------------  --------------   --------------                                              -----------------  --------------
                             $0               $0    7   Other Income:
----------------  --------------   --------------                     ----------------------   -----------------  --------------
                             $0               $0    8
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
                             $0               $0    9
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
         $4,356          $1,976           $2,380   10       TOTAL REVENUES                              $37,100          $1,254
----------------  --------------   --------------                                              -----------------  --------------
                                                      EXPENSES:
                  --------------
            $75             $75               $0   11   Compensation to Owner(s)/Officer(s)                $434             $75
----------------  --------------   --------------                                              -----------------  --------------
         $2,501          $1,931           ($571)   12   Salaries                                        $11,584          $1,563
----------------  --------------   --------------                                              -----------------  --------------
                             $0               $0   13   Commissions                                          $0
----------------  --------------   --------------                                              -----------------  --------------
                             $0               $0   14   Contract Labor                                       $0
----------------  --------------   --------------                                              -----------------  --------------
                                                        Rent/Lease:
                             $0               $0   15       Personal Property                                $0
----------------  --------------   --------------                                              -----------------  --------------
         $2,069          $1,488           ($581)   16       Real Property                               $12,240            $506
----------------  --------------   --------------                                              -----------------  --------------
            $75             $35            ($40)   17   Insurance                                          $191             $35
----------------  --------------   --------------                                              -----------------  --------------
                             $0               $0   18   Management Fees                                      $0
----------------  --------------   --------------                                              -----------------  --------------
           $529            $529               $0   19   Depreciation                                     $2,410            $529
----------------  --------------   --------------                                              -----------------  --------------
                                                        Taxes:
           $194            $215              $21   20       Employer Payroll Taxes                       $1,318            $176
----------------  --------------   --------------                                              -----------------  --------------
            $21             $45              $24   21       Real Property Taxes                            $136             $45
----------------  --------------   --------------                                              -----------------  --------------
                             $0               $0   22       Other Taxes                                      $0
----------------  --------------   --------------                                              -----------------  --------------
           $475            $625             $150   23   Other Selling                                    $3,497            $364
----------------  --------------   --------------                                              -----------------  --------------
            $86            $536             $450   24   Other Administrative                             $2,801            $100
----------------  --------------   --------------                                              -----------------  --------------
          ($60)              $0              $60   25   Interest                                         $1,533              $0
----------------  --------------   --------------                                              -----------------  --------------
             $0              $0               $0   26   Other Expenses:                                      $0
----------------  --------------   --------------                     ----------------------   -----------------  --------------
           $551            $650              $99   27  Unicap Inventory Adjustment                       $2,452            $400
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
                             $0               $0   28                                                        $0
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
                             $0               $0   29                                                        $0
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
                             $0               $0   30                                                        $0
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
                             $0               $0   31                                                        $0
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
                             $0               $0   32                                                        $0
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
                             $0               $0   33                                                        $0
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
                             $0               $0   34                                                        $0
----------------  --------------   --------------     --------------------------------------   -----------------  --------------

         $6,516          $6,128           ($388)   35       TOTAL EXPENSES                              $38,596          $3,793
----------------  --------------   --------------                                              -----------------  --------------
       ($2,160)        ($4,152)           $1,992   36 SUBTOTAL                                         ($1,496)        ($2,539)
----------------  --------------   --------------                                              -----------------  --------------

                                                      REORGANIZATION ITEMS:
         ($708)          ($375)             $333   37   Professional Fees                              ($2,362)        ($1,739)
----------------  --------------   --------------                                              -----------------  --------------
                             $0               $0   38   Provisions for Rejected Executory Contracts          $0
----------------  --------------   --------------                                              -----------------  --------------
                             $0               $0   39   Interest Earned on Accumulated                       $0
----------------  --------------   --------------                                              -----------------  --------------
                             $0                         Cash from Resulting Chp 11 Case                      $0
                  --------------                                                               -----------------
                             $0               $0   40   Gain or (Loss) from Sale of Equipment                $0
----------------  --------------   --------------                                              -----------------  --------------
          ($10)           ($10)               $0   41   U.S. Trustee Quarterly Fees                       ($18)              $0
----------------  --------------   --------------                                              -----------------  --------------
                             $0               $0   42                                                        $0
----------------  --------------   --------------     --------------------------------------   -----------------  --------------
         ($718)          ($385)           ($333)   43        TOTAL REORGANIZATION ITEMS                ($2,380)        ($1,739)
----------------  --------------   --------------                                              -----------------  --------------
       ($2,878)        ($4,537)           $1,659   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES  ($3,876)        ($4,278)
----------------  --------------   --------------                                              -----------------  --------------
       ($1,114)        ($1,715)           ($601)   45   Federal & State Income Taxes                   ($1,470)        ($1,617)
----------------  --------------   --------------                                              -----------------  --------------
       ($1,764)        ($2,822)           $1,058   46  NET PROFIT (LOSS)                               ($2,406)        ($2,661)
================  ==============   ==============                                              =================  ==============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        4 WEEK PERIOD ENDED   05/05/01
                                           -------------

     ASSETS
                                                                                FROM SCHEDULES           MARKET VALUE
          CURRENT ASSETS                                                        --------------           ------------

 1             Cash and cash equivalents - unrestricted                                                            $17,389
                                                                                                      ---------------------
 2             Cash and cash equivalents - restricted                                                               $1,664
                                                                                                      ---------------------
 3             Accounts receivable (net)                                               A                              $168
                                                                                                      ---------------------
 4             Inventory                                                               B                           $11,751
                                                                                                      ---------------------
 5             Prepaid expenses                                                                                     $2,812
                                                                                                      ---------------------
 6             Professional retainers                                                                                   $0
                                                                                                      ---------------------
 7             Other:
                       ------------------------------------------------------                         ---------------------
 8
               --------------------------------------------------------------                         ---------------------
 9                     TOTAL CURRENT ASSETS                                                                        $33,784
                                                                                                      ---------------------

          PROPERTY AND EQUIPMENT (MARKET VALUE)

10             Real property                                                           C                                $0
                                                                                                      ---------------------
11             Machinery and equipment                                                 D                                $0
                                                                                                      ---------------------
12             Furniture and fixtures                                                  D                           $14,804
                                                                                                      ---------------------
13             Office equipment                                                        D                            $2,893
                                                                                                      ---------------------
14             Leasehold improvements                                                  D                            $1,513
                                                                                                      ---------------------
15             Vehicles                                                                D                                $0
                                                                                                      ---------------------
16             Other:                                                                  D
                       ------------------------------------------------------                         ---------------------
17                                                                                     D
               --------------------------------------------------------------                         ---------------------
18                                                                                     D
               --------------------------------------------------------------                         ---------------------
19                                                                                     D
               --------------------------------------------------------------                         ---------------------
20                                                                                     D
               --------------------------------------------------------------                         ---------------------

21                     TOTAL PROPERTY AND EQUIPMENT                                                                $19,210
                                                                                                      ---------------------

          OTHER ASSETS

22             Loans to shareholders
                                                                                                      ---------------------
23             Loans to affiliates
                                                                                                      ---------------------
24             Federal and State Income Taxes - Net (a)                                                            $22,337
               --------------------------------------------------------------                         ---------------------
25             Security Deposits                                                                                       $83
               --------------------------------------------------------------                         ---------------------
26             Misc                                                                                                    $20
               --------------------------------------------------------------                         ---------------------
27
               --------------------------------------------------------------                         ---------------------
28                     TOTAL OTHER ASSETS                                                                          $22,440
                                                                                                      ---------------------
29                     TOTAL ASSETS                                                                                $75,434
                                                                                                      =====================
         NOTE:
               Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

(A) - THIS TAX PREPAID ASSET MAY NOT BE USED BY THE DEBTOR DEPENDING ON THE FINAL OUTCOME OF THE CASE.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

          POST-PETITION

               CURRENT LIABILITIES

30                     Salaries and wages                                                                                       $0
                                                                                                        ---------------------------
31                     Payroll taxes                                                                                            $0
                                                                                                        ---------------------------
32                     Real and personal property taxes
                                                                                                        ---------------------------
33                     Income taxes
                                                                                                        ---------------------------
34                     Sales taxes                                                                                            $850
                                                                                                        ---------------------------
35                     Notes payable (short term)
                                                                                                        ---------------------------
36                     Accounts payable (trade)                                        A                                      $548
                                                                                                        ---------------------------
37                     Real property lease arrearage                                                                            $0
                                                                                                        ---------------------------
38                     Personal property lease arrearage
                                                                                                        ---------------------------
39                     Accrued professional fees
                                                                                                        ---------------------------
40                     Current portion of long-term post-petition debt (due
                       within 12 months)
                                                                                                        ---------------------------
41                     Other:                                                                                                   $0
                                  -------------------------------------------                           ---------------------------
42                       Gift Certificates and Customer Credits                                                                $26
                       ------------------------------------------------------                           ---------------------------
43                       Interest and Loan Fees                                                                                 $0
                       ------------------------------------------------------                           ---------------------------
44                     TOTAL CURRENT LIABILITIES                                                                            $1,424
                                                                                                        ---------------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                        ---------------------------
46                     TOTAL POST-PETITION LIABILITIES                                                                      $1,424
                                                                                                        ---------------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                     Secured claims                                                  F                                        $0
                                                                                                        ---------------------------
48                     Priority unsecured claims                                       F                                    $5,442
                                                                                                        ---------------------------
49                     General unsecured claims - nonaffiliates                        F                                   $39,504
                                                                                                        ---------------------------
                       General unsecured claims - Due to subsidiary           SEE DISCUSSION ON F                           $9,791
                                                                                                        ---------------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                                      $54,737
                                                                                                        ---------------------------
51                     TOTAL LIABILITIES                                                                                   $56,161
                                                                                                        ---------------------------
     EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                                                             ($12,051)
                                                                                                        ---------------------------
53             Capital Stock                                                                                                    $1
                                                                                                        ---------------------------
54             Additional paid-in capital                                                                                  $33,729
                                                                                                        ---------------------------
55             Cumulative profit/(loss) since filing of case                                                              ($2,406)
                                                                                                        ---------------------------
56             Post-petition contributions/(distributions) or (draws)
                                                                                                        ---------------------------
57
                       ------------------------------------------------------                           ---------------------------
58             Market value adjustment
                                                                                                        ---------------------------
59                     TOTAL EQUITY (DEFICIT)                                                                              $19,273
                                                                                                        ---------------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                $75,434
                                                                                                        ===========================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


RECEIVABLES AND PAYABLES AGINGS                                 ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE         PAST DUE
                                                              [PRE AND POST PETITION]     [POST PETITION]     POST PETITION DEBT
     0 -30 Days                                                                                        $0
                                                             -------------------------- ------------------
     31-60 Days
                                                             -------------------------- ------------------
     61-90 Days                                                                                                                $0
                                                             -------------------------- ------------------   ---------------------
     91+ Days                                                                       $0
                                                             -------------------------- ------------------
     Total accounts receivable/payable                                              $0                 $0
                                                             -------------------------- ==================
     Allowance for doubtful accounts
                                                             --------------------------
     Accounts receivable (net)                                                      $0
                                                             ==========================

                                                                 SCHEDULE B
                                                        INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                      COST OF GOODS SOLD
----------------------------------                                      ------------------
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH        INVENTORY BEGINNING OF MONTH                                  20777
                                         ------------        Add -                                          ---------------------
     Retail/Restaurants -                                     Net purchase                                                    $0
                                                                                                            ---------------------
       Product for resale                       $11,751       Direct labor
                                       -----------------                                                    ---------------------
                                                              Manufacturing overhead
                                                                                                            ---------------------
     Distribution -                                           Freight in                                                      $0
                                                                                                            ---------------------
       Products for resale                                    Other:
                                       -----------------                                                    ---------------------
                                                             in transit                                                       $0
                                                            ---------------------------------------------   ---------------------
     Manufacturer -
                                                            ---------------------------------------------   ---------------------
       Raw Materials
                                       -----------------
       Work-in-progress                                     Less -
                                       -----------------
       Finished goods                                         Inventory End of Month                                     $11,751
                                       -----------------                                                    ---------------------
                                                              Shrinkage and markdown reserve change                         $788
                                                                                                            ---------------------
     Other - Explain                                          Change in Unicap                                           ($551)
                                       -----------------                                                    ---------------------

     ----------------------------------
                                                            Cost of Goods Sold                                            $8,789
     ----------------------------------                                                                     =====================
         TOTAL                                  $11,751
                                       =================

     METHOD OF INVENTORY CONTROL                                        INVENTORY VALUATION METHODS

     Do you have a functioning perpetual inventory system?              Indicate by a checkmark method of inventory used.
                Yes   X       No
                    ------       ------
     How often do you take a complete physical inventory?               Valuation methods -
                                                                            FIFO cost
                                                                                                                     ---
       Weekly                                                               LIFO cost
                          -------                                                                                    ---
       Monthly                                                              Lower of cost or market                   X
                          -------                                                                                    ---
       Quarterly                                                            Retail method
                          -------                                                                                    ---
       Semi-annually        X                                               Other
                          -------                                                                                    ---
       Annually                                                               Explain
                          -------
Date of last physical inventory was     8/6/2000  Full - 2/19/01 25 stores test
                                       -----------------------------    ---------------------------------------------------------

                                                                        ---------------------------------------------------------
Date of next physical inventory is      none scheduled
                                       -----------------------------    ---------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                        COST                   MARKET VALUE
                                                                                   ----                   ------------
       The Debtor has approximately 150 Store leases that
       ----------------------------------------------------------           --------------------    -------------------------
       have no Book Value, but may have Fair Market Value.
       ----------------------------------------------------------           --------------------    -------------------------
       These leases are under consideration for sale in April, with
       ----------------------------------------------------------           --------------------    -------------------------
       a Court hearing date of May 15th for those that are sold.
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS
Description                                                                        COST                   MARKET VALUE
Machinery & Equipment -                                                            ----                   ------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

Furniture & Fixtures -
       Store and Office Fixtures and Furniture                                          $14,804
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                            $14,804                           $0
                                                                            ====================    =========================

Office Equipment -
        Store and Office Equipment                                                       $2,893
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                             $2,893                           $0
                                                                            ====================    =========================

Leasehold Improvements -
       Store and Office Improvements                                                     $1,513
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                             $1,513                           $0
                                                                            ====================    =========================

Vehicles -

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                       0-30 DAYS     31-60 DAYS   61-90 DAYS    91+ DAYS      TOTAL
                                    ---------     ----------   ----------    --------      -----
FEDERAL
      Income Tax Withholding                 $0                                                  $0
                                   ------------- ------------- ------------ -----------  -----------
      FICA - Employee                        $0                                                  $0
                                   ------------- ------------- ------------ -----------  -----------
      FICA - Employer                        $0                                                  $0
                                   ------------- ------------- ------------ -----------  -----------
      Unemployment (FUTA)                    $0                                                  $0
                                   ------------- ------------- ------------ -----------  -----------
      Income                                                                                     $0
                                   ------------- ------------- ------------ -----------  -----------
      Other (Attach List)                                                                        $0
                                   ------------- ------------- ------------ -----------  -----------
TOTAL FEDERAL TAXES                          $0            $0           $0          $0           $0
                                   ------------- ------------- ------------ -----------  -----------
STATE AND LOCAL
      Income Tax Withholding                 $0                                                  $0
                                   ------------- ------------- ------------ -----------  -----------
      Unemployment (UT)                      $0                                                  $0
                                   ------------- ------------- ------------ -----------  -----------
      Disability Insurance (DI)                                                                  $0
                                   ------------- ------------- ------------ -----------  -----------
      Empl. Training Tax (ETT)                                                                   $0
                                   ------------- ------------- ------------ -----------  -----------
      Sales                                $850                                                $850
                                   ------------- ------------- ------------ -----------  -----------
      Excise                                                                                     $0
                                   ------------- ------------- ------------ -----------  -----------
      Real property                                                                              $0
                                   ------------- ------------- ------------ -----------  -----------
      Personal property                                                                          $0
                                   ------------- ------------- ------------ -----------  -----------
      Income                                                                                     $0
                                   ------------- ------------- ------------ -----------  -----------
      Other (Attach List)                                                                        $0
                                   ------------- ------------- ------------ -----------  -----------
TOTAL STATE & LOCAL TAXES                  $850            $0           $0          $0         $850
                                   ------------- ------------- ------------ -----------  -----------
TOTAL TAXES                                $850            $0           $0          $0         $850
                                   ============= ============= ============ ===========  ===========


                                            SCHEDULE F
                                     PRE-PETITION LIABILITIES

                                                                            CLAIMED     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT     AMOUNT (b)
-------------------------------------------                                  ------     ----------

 Secured claims  (a)                                                              $0               Paid down to -0- by Court order
                                                                           ------------ -----------
 Priority claims other than taxes                                             $1,016
                                                                           ------------ -----------
 Priority tax claims                                                          $4,426
                                                                           ------------ -----------
 General unsecured claims                                                    $39,504
                                                                           ------------ -----------
 GENERAL UNSECURED CLAIM (c) DUE TO SUBSIDIARY WORLD OF SCIENCE, INC.         $9,791
                                                                              -------


(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

(c)  THIS AMOUNT IS AN ESTIMATE OF AMOUNTS DUE TO THE SUBSIDIARY, WORLD OF
SCIENCE INC., BASED ON CERTAIN ASSUMPTIONS, FOR PURPOSES OF CAUSING THE BALANCE
SHEET OF WOSI TO BALANCE. IT IS CALCULATED TO ESTIMATE INTERCOMPANY ACTIVITY
THAT OCCURRED IN CONTEMPLATION OF A MERGER OF THE TWO COMPANIES, IN WHICH
OPERATIONS WERE TO BE CONSOLIDATED INTO NATURAL WONDERS. THIS MERGER DID NOT
OCCUR PREPETITION, BUT MAY RESULT, EFFECTIVELY, ON A POSTPETITION BASIS, IF THIS
CASE IS CONSOLIDATED SUBSTANTIVELY WITH THAT OF WORLD OF SCIENCE, WHICH IS UNDER
CONSIDERATION. THIS AMOUNT WOULD DIFFER SUBSTANTIALLY IF THE JOINT AND SEVERAL
LIABILITY FOR THE $38M SECURED CLAIM IS ADDED TO THE INTERCOMPANY BALANCE. THE
PAYABLE TO THE SUBSIDIARY IS INCREASED MONTHLY FOR THE AMOUNT OF THE MONTHLY
DEPRECIATION FOR WOSI ASSETS USED BY NATURAL WONDERS. THE AMOUNT MAY BE A
PREPETITION ITEM SUBJECT TO PAYMENT IN ACCORDANCE WITH THE PLAN OF
REORGANIZATION, WHEN DRAFTED.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                    ACCOUNT 1     ACCOUNT 2     ACCOUNT 3   ACCOUNT 4
                                    ---------     ---------     ---------   ---------
Bank
                                   ------------- ------------- ------------ -----------
Account Type
                                   ------------- ------------- ------------ -----------
Account No.
                                   ------------- ------------- ------------ -----------
Account Purpose
                                   ------------- ------------- ------------ -----------
Balance, End of Month
                                   ------------- ------------- ------------ -----------
Total Funds on Hand for all Accounts        $0
                                   =============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

      ** THE DEBTOR HAS OVER 200 BANK ACCOUNTS DUE TO ITS MULTI STATE RETAIL
      LOCATIONS. THE BANK STATEMENTS AND RECONCILIATION'S ARE AVAILABLE AT THE
      CORPORATE OFFICES FOR REVIEW. THIS COMPLEX CASH MANAGEMENT SYSTEM WAS
      APPROVED FOR CONTINUED USE BY COURT ORDER.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE 4 WEEKS ENDED 05/05/01
                                               ----------


                                                                                                      PERIOD 12/18/00 TO 5/5/01

                                                                                     Actual                   Cumulative
                                                                                 Current Period             (Case to Date)
                                                                                 --------------             --------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                                                           $0
                                                                               --------------------        ------------------
2         Cash Received from Sales                                                         $14,039                   $99,109
                                                                               --------------------        ------------------
3         Interest Received                                                                                               $0
                                                                               --------------------        ------------------
4         Borrowings                                                                                                      $0
                                                                               --------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                                                            $0
                                                                               --------------------        ------------------
6         Capital Contributions                                                                                           $0
                                                                               --------------------        ------------------
7           Sales taxes                                                                     $1,010                    $2,490
          --------------------------------------------------------             --------------------        ------------------
8                                                                                                                         $0
               ---------------------------------------------------             --------------------        ------------------
9                                                                                                                         $0
          --------------------------------------------------------             --------------------        ------------------
10                                                                                                                        $0
          --------------------------------------------------------             --------------------        ------------------
11                                                                                                                        $0
          --------------------------------------------------------             --------------------        ------------------
12             TOTAL CASH RECEIPTS                                                         $15,049                  $101,599
                                                                               --------------------        ------------------

    CASH DISBURSEMENTS
13        Payments for Inventory                                                                 0                    $2,826
                                                                               --------------------        ------------------
14        Selling                                                                             $394                    $2,936
                                                                               --------------------        ------------------
15        Administrative                                                                       $84                    $2,152
                                                                               --------------------        ------------------
16        Capital Expenditures                                                                                            $0
                                                                               --------------------        ------------------
17        Principal Payments on Debt                                                                                      $0
                                                                               --------------------        ------------------
18        Interest Paid                                                                                                   $0
                                                                               --------------------        ------------------
          Rent/Lease:                                                                                                     $0
                                                                                                           ------------------
19             Personal Property                                                            $1,476                   $12,684
                                                                               --------------------        ------------------
20             Real Property                                                                                              $0
                                                                               --------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)                                                                              $0
                                                                                                           ------------------
21             Salaries                                                                                                   $0
                                                                               --------------------        ------------------
22             Draws                                                                                                      $0
                                                                               --------------------        ------------------
23             Commissions/Royalties                                                                                      $0
                                                                               --------------------        ------------------
24             Expense Reimbursements                                                                                     $0
                                                                               --------------------        ------------------
25             Other                                                                                                      $0
                                                                               --------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                  $2,210                   $12,868
                                                                               --------------------        ------------------
27        Management Fees                                                                                                 $0
                                                                               --------------------        ------------------
          Taxes:                                                                                                          $0
                                                                                                           ------------------
28             Employee Withholding                                                           $414                    $2,772
                                                                               --------------------        ------------------
29             Employer Payroll Taxes                                                         $138                    $1,176
                                                                               --------------------        ------------------
30             Real Property Taxes                                                                                        $0
                                                                               --------------------        ------------------
31             Other Taxes - sales taxes                                                    $1,362                    $4,268
                                                                               --------------------        ------------------
32        Other Cash Outflows:                                                                                            $0
                                                                               --------------------        ------------------
33                                                                                                                        $0
               ---------------------------------------------------             --------------------        ------------------
34             Professional retainers and Professionals Reserve                               $833                    $2,282
               ---------------------------------------------------             --------------------        ------------------
35             Interest                                                                      ($55)                    $2,333
               ---------------------------------------------------             --------------------        ------------------
36             Bank Principal per court order                                                   $0                   $36,490
               ---------------------------------------------------             --------------------        ------------------
37             Other corrections                                                                $0                       $89
               ---------------------------------------------------             --------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                    $6,856                   $82,876
                                                                               --------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                         $8,193                   $18,723
                                                                               --------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                      $10,930                      $400
                                                                               --------------------        ------------------
41  CASH BALANCE, END OF PERIOD  (PER CASH FLOW REPORTS TO BANK AND COMMITTEE)             $19,123                   $19,123
                                                                               ====================        ==================

    Cash in Operating Accounts                                                             $19,123
    Cash in Transit from Credit Card Companies or Depository Banks                            ($70)
                                                                               --------------------

    Cash Balance, End of Period per General Ledger                                         $19,053
                                                                               ====================

NATURAL WONDERS, INC.
CASE # 00-46943

ATTACHMENT TO MONTHLY OPERATING REPORT

PAYMENTS OF PRE-PETITION DEBTS

QUESTION # 8 - SUMMARY SHEET


     The Debtor, in accordance with Court orders of December 18th, 2000 and amended Orders of February 5th, 2001, has paid certain specific pre-petition debts, as follows:


          Pre-petition Wages, Salaries, and related Compensation Employee Sick pay, Vacation pay, Holiday pay not to exceed $2,175,000, plus checks previously issued and not honored (approximately $300,000).

          Pre-petition Vacation pay accrued and unpaid, not to exceed $600,000.

          Pre-petition Employee Expense Reimbursements, not to exceed $200,000.

          Pre-petition Temporary Employment Agencies, not to exceed $365,000.

          Pre-petition Employee Benefit Program amounts, not to exceed $300,000.

          Pre-petition Employee garnishments, taxes, alimonies etc, as required by law.

     In the period December 18th, 2000 to May 5th, 2001 the Debtor paid amounts in the above categories in amounts that did not exceed the limits. Records of these Disbursements are maintained in the Debtor's Corporate Office.

QUESTION # 9 - SUMMARY SHEET

     The debtor, in accordance with Court orders, has paid certain Professionals, as follows:
     (includes release of Retainers held)

                             Sheppard   Deloitte &   Murphy     Neilson &        IBJ           Hilco
                             Mullin     Touche       Sheneman   Elggren          Lenders       Lenders
                             Richter &               Julian &                    Fees          Fees
                             Hampton                 Rogers

                              Debtors     Debtors    Committee   Committee        Lenders        Lenders
                              Counsel    Accountant   Counsel   Accountant       Professionals Professionals   Total
                              -------    ----------   -------   ----------       ------------- -------------   -----
           Paid 3/23/01        427562       170748     172197       78530          243330         69566       1161933

           Paid 4/24/01        124695        52043      52088       24149                                      252975

                             -----------------------------------------------     ------------------------    ---------
           Total               552257       222791     224285      102679          243330         69566       1414908
                             ===============================================     ========================    =========

QUESTION # 11 - SUMMARY SHEET

     The Debtor has made payments to it's Officers and Directors in accordance with the above Pre-Petition information as it related to wages, salaries, benefits and employee expense reimbursement. None of these payments were outside of the conditions of the above mentioned orders.